                                                                  EXHIBIT 10.21

After recording return to:
Lawyers Title Company
616 Second Avenue
Seattle, WA 98104

1023 MH




                           STATUTORY WARRANTY DEED


The Grantor, Johnson Controls Inc., for and in consideration of Four Hundred Forty-Six Thousand Dollars ($446,000) conveys and warrants to Pacific Circuits, Inc., a Washington Corporation, the following real estate, situated in the County of King, State of Washington:

     Lots 11 and 12, Marymoor Business Campus, according to the plat thereof recorded in Volume 117 of Plats, Page 25, records of King County, Washington, situated in the County of King, State of Washington,

SUBJECT TO matters disclosed by survey recorded January 11, 1980 under recording number 8001119006; and

SUBJECT TO the right of the City of Redmond, a municipal corporation, to make cuts or fills as granted by document recorded February 21, 1980 under recording number 8002210449; and

SUBJECT TO covenants, conditions, restrictions, rights, and easements as contained, dedicated, delineated, noted, or referenced in short plat number SS-79-24 recorded February 21, 1980 under recording number 8002210449; and

SUBJECT TO rights reserved in Federal Patents or State Deeds, building or use restrictions general to the district, and building or zoning regulations or provisions; and

SUBJECT TO easements, restrictions, and reservations of record; and

SUBJECT TO all exceptions listed or referenced in Lawyer's Title Company of Washington, Inc. preliminary commitment for title insurance No. K-20149; and

SUBJECT TO covenant to bear share of cost of construction and repair of road by document recorded June 19, 1980 under recording number 8006190362; and

SUBJECT TO covenants and/or easements by document recorded June 11, 1981 under recording number 8106110546.

Dated as of this 28th day of September, 1984.

                                       JOHNSON CONTROLS INC.




                                       By /s/ Wm. L. Rootham
                                          ---------------------------------
                                          Its Vice President




                                       And By /s/ K.J. Kammeraad
                                              -----------------------------
                                          Its Secretary

State of   WISCONSIN   )
          -------------
                       ) ss.
County of  MILWAUKEE   )
          -------------

On this __ day of September, 1984 before me, the undersigned, a Notary Public in and for the State of Wisconsin, duly commissioned and sworn, personally appeared Wm. L. Rootham and K. J. Kammeraad, to me known to be the Vice President and Secretary, respectively, of Johnson Controls Inc., the Corporation that executed the foregoing instrument and acknowledged the said instrument to be the free and voluntary act and deed of said corporation, for the uses and purposes therein mentioned, and on oath stated that they are authorized to execute the said instrument.

Witness my hand and official seal hereto affixed the 28th day of September, 1984.




                                       /s/ Debra A. Schwanda
                                       ------------------------------------
                                       Notary Public in and for the
                                       State of Wisconsin,
                                       residing at 6959 W. Fond du Lac Ave.
                                                   Milwaukee, Wisconsin
                                        My Commission expires 8/28/89.

[ILLEGIBLE] Treasurer of the                                              This form is your receipt when stamped
[ILLEGIBLE] property is located.          REAL ESTATE EXCISE TAX          by cashier. Pay by cash or certified
                                                                          check to County Treasurer.
PLEASE TYPE OR PRINT                        CHAPTER 62.45 RCW
                                           CHAPTER 458-81 WAC

              THIS AFFIDAVIT WILL NOT BE ACCEPTED UNLESS ITEMS 1 THROUGH 7 ARE FULLY COMPLETED
------------------------------------------------------------------------------------------------------------------------------------
1   SELLER GRANTOR                                          2   BUYER GRANTEE

      Name    JOHNSON CONTROLS, INC., a                           Name    PACIFIC CIRCUITS, INC., a
              ---------------------------------------                     ----------------------------------------------
              Wisconsin corporation                                       Washington corporation
      -----------------------------------------------             ------------------------------------------------------
              P. O. Box 591
      Street  5757 N. Green Bay Avenue                            Street  3830 148th Avenue N.E.
              ---------------------------------------                     ----------------------------------------------

      City    Milwaukee      State  WI    Zip  53201              City    Redmond         State   WA        Zip 98052
------------------------------------------------------------------------------------------------------------------------------------
3
    NEW OWNER'S               Name        same as buyer/grantee                       ALL TAX PARCEL NUMBERS
    PERMANENT ADDRESS                 -------------------------------------       519550-0120-08
    FOR ALL PROPERTY          Street                                             ---------------------------------------------------
    TAX RELATED                       -------------------------------------           (2022)
    CORRESPONDENCE            City/State                      Zip                ---------------------------------------------------
                                         -------------------      ---------
------------------------------------------------------------------------------------------------------------------------------------
4
    LEGAL DESCRIPTION OF PROPERTY SITUATED IN UNINCORPORATED    KING   COUNTY  / /   OR IN CITY OF _________________________________
                                                             ---------
      Lots 11 and 12, MARYMOOR BUSINESS CAMPUS, according to the plat thereof recorded in volume 117 of Plats, page 25, records of King County, Washington.

      Situate in the County of King, State of Washington.


------------------------------------------------------------------------------------------------------------------------------------
5                                                                         6   Description of personal property if
    Is this property currently:                           YES    NO           included in sale (furniture,
                                                                              appliances, etc.) ____________________________________
         Classified or designated as forest land?         / /    /X/
         Chapter 84.33 RCW                                                    ______________________________________________________

         Classified as current use land (open space,                          If exemption claimed, explain ________________________
         farm and agricultural, or timber)?               / /    /X/          ______________________________________________________
         Chapter 84.34 RCW
                                                                              ______________________________________________________
         Exempt from property tax under Chapter           / /    /X/
         84.36 RCW? (nonprofit organizations)                                 Type of Document      warranty deed
                                                                                               -------------------------------------
                                                                              Date of Sale    September 28, 1984
         Type Property:  /X/ land only        / / land with new building                   -----------------------------------------
                                                                              Gross Sale Price 1/             $ 446,000.00
                         / / land with previously used building                                                ---------------------
                                                                              Personal Property (deduct) 2/   $      00.00
                        SEE TAX OBLIGATIONS ON REVERSE SIDE                                                    ---------------------
-----------------------------------------------------------------------       Taxable Sale Price              $ 446,000.00
8                                                                                                              ---------------------
                               NOTICE OF CONTINUANCE                          Excise Tax    State 3/          $   4,772.20
                                                                                                               ---------------------
    If the new owner(s) of land that is classified or designated as                         Local 4/          $   1,115.00
    current use or forest land wish(es) to continue the classification                                         ---------------------
    or designation of such land, the new owner(s) must sign below. If         Delinquent Penalty 5/           $      00.00
    the new owner(s) do(es) not desire to continue such classification                                         ---------------------
    or designation, all compensating or additional tax calculated             Total Tax Due                   $   5,887.20
    pursuant to RCW 84.33.120 and 140 or RCW 84.34.108 shall be due and                                        ---------------------
    payable by the seller or transferor at the time of sale. To                   (SEE 1-5 ON REVERSE SIDE)
    determine if the land transferred qualifies to continue               ----------------------------------------------------------
    classification or designation, the county assessor must be            7
    consulted. All new owners must sign.                                                        AFFIDAVIT

                                                                              I, the undersigned, being first sworn, on oath
                                                                              state that the foregoing information to the best
         Signature(s)  ________________________________________________       of my knowledge is a true and correct statement
                                                                              of the facts pertaining to the transfer of the
                                                                              above described real estate. Any person willfully
                       ________________________________________________       giving false information in this affidavit shall
                                                                              be subject to the PERJURY LAWS of the State of
                                                                              Washington.
                       ________________________________________________       SEE 6/ON REVERSE FOR PENALTIES.

                                                                           X  Signature   /s/ K.J. Kammeraad
                       ________________________________________________                 --------------------------------------------
                                                                                              (Specify: Grantor/)
    This land  / / does     / / does not qualify for continuance.             Subscribed and sworn to me this 28 day of
                                                                              Sept., 1984  /s/ Debra A. Schwanda, Notary Public
                                                                                           -----------------------------------------
                                                                              In and for the State of Wisconsin
    Deputy                                                                                 6959 W. Fond du Lac Ave.
    Assessor __________________________________   Date ________________       residing at  Milwaukee, Wisconsin
====================================================================================================================================
9
    The following optional questions are requested by RCW 82.45.120
    Is property at the time of sale:                                          e. Does conveyance involve a trade,     YES        NO
                                                           YES        NO         partial interest corporate
      a. Subject to elderly, disability, or physical                             affiliates, related parties,         1/ /     2/ /
         improvement exemption?                           1/ /      2/ /         trust, receivership or an estate?

      b. Does building, if any, have a heat pump or                           f. Is the grantee acting as a nominee
         solar heating or cooling system?                 1/ /      2/ /         for a third party?                   1/ /     2/ /

      c. Does this conveyance divide a current parcel                         g. Principal use:
         of land?                                         1/ /      2/ /
                                                                              1/ /agricultural     2/ /condominium  3/ /recreational
      d. Does sale include current crop or merchantable                       4/ /apt (4 + units)  5/ /industrial   6/ /residential
         timber?                                          1/ /      2/ /      7/ /commercial       8/ /mobile home  9/ /timber
------------------------------------------------------------------------------------------------------------------------------------
                                                       FOR TREASURER'S USE ONLY

                         Filed for Record at Request of
                          Filed for Record at Request of
                              FIRST AMERICAN TITLE
                            FOURTH & BLANCHARD BLDG.
                               SEATTLE, WA 98121
                                        --------------------------------------
                                        THIS SPACE PROVIDED FOR RECORDER'S USE:
           [LOGO]

AFTER RECORDING MAIL TO
    Name    PACIFIC CIRCUITS INC.
    Address    17550 N.E. 67THCOURT
    City and State    REDMOND, WASHINGTON 98052





                                        ---------------------------------------
===============================================================================
9109060445
1ST AM-S 205738-2

                             STATUTORY WARRANTY DEED

                       DONALD K. FLECK AND FLORINE D.FLECK, HUSBAND AND WIFE; LAWRENCE THE GRANTOR E. THERRIAULT AND LAVAUGHN M. THERRIAULT, HUSBAND AND WIFE; PAUL A. THERRIAULT AND LEE A THERRIAULT, HUSBAND AND WIFE; TERESA M. ** for and in consideration of TO FACILITATE AN I.R.C.
     SECTION 1031 TAX DEFERRED EXCHANGE

in hand paid, conveys and warrants to PACIFIC CIRCUITS INC., A WASHINGTON CORPORATION the following described real estate, situated in the County of KING , State of Washington:

         **THERRIAULT, AN UNMARRIED INDIVIDUAL ON APRIL 9, 1985 AND AT ALL TIMES SINCE; CARY M. THERRIAULT, AS HIS SEPARATE ESTATE


LOT 13, MARYMOOR BUSINESS CAMPUS, ACCORDING TO THE PLAT THEREOF RECORDED IN

VOLUME 117 OF PLATS, PAGES 25 THROUGH 29, INCLUSIVE, RECORDS OF KING COUNTY,

WASHINGTON.

SITUATE IN THE CITY OF REDMOND, COUNTY OF KING, STATE OF WASHINGTON.

SUBJECT TO:  SEE EXHIBIT "A" ATTACHED HERETO AND BY THIS REFERENCE MADE A
             PART HEREOF.


Dated September 4, 1991

SEE ATTACHMENT FOR SIGNATURE PAGE





SEE ATTACHMENT FOR NOTARY ACKNOWLEDGEMENTS

State of Washington )
                    )ss:
County of King      )


     On this 4TH day of SEPTEMBER, 1991, personally appeared before me
DONALD K. FLECK, FLORINE D. FLECK, PAUL A. THERRIAULT, LEE A. THERRIAULT, LAWRENCE E. THERRIAULT, LAVAUGN M. THERRIAULT AND TERESA M. THERRIAULT to me known to be the individual(s) described in and who executed the foregoing instrument and acknowledged that he/she/they signed the same as his/her/their free and voluntary act and deed for the uses and purposes therein mentioned.

     GIVEN under my hand and official seal the day and year last above written.


                                    /s/ Rhonda L. Gaffney
                                   -----------------------
                                   Notary Public in and for the State
                                   of Washington
                                   Residing in REDMOND
                                   My Appointment Expires:  5/20/95











State of Washington )
                    )ss:
County of King      )

     On this 4TH day of SEPTEMBER , 1991, before me personally appeared LAWRENCE E. THERRIAULT to me known to be the individual who executed the foregoing instrument as Attorney in Fact for CARY M. THERRIAULT and acknowledged that he/she signed the same as his/her free and voluntary act and deed as Attorney in Fact for said principal for the uses and purposes therein mentioned, and on oath stated that the Power of Attorney authorizing the execution of this instrument has not been revoked and that said principal is now living and is not insane.

     GIVEN under my hand and official seal the day and year last above written.


                                   /s/ Rhonda L. Gaffney
                                   ---------------------
                                   Notary Public in and for the State
                                   of Washington
                                   Residing in REDMOND
                                   My Appointment Expires:  5/20/95

/s/ Donald K. Fleck
--------------------------------------
    DONALD K. FLECK

/s/ Florine D. Fleck
--------------------------------------
    FLORINE D. FLECK

/s/ Lawrence E. Therriault
--------------------------------------
    LAWRENCE E. THERRIAULT

/s/ LaVaughn M. Therriault
--------------------------------------
    LAVAUGHN M. THERRIAULT

/s/ Paul A. Therriault
--------------------------------------
    PAUL A. THERRIAULT

/s/ Lee A. Therriault
--------------------------------------
    LEE A. THERRIAULT

/s/ Teresa M. Therriault
--------------------------------------
    TERESA M. THERRIAULT

/s/ Cary M. Therriault
By Lawrence E. Therriault Att in Fact
--------------------------------------
    CARY M. THERRIAULT

                             EXHIBIT "A"

                            ENCUMBRANCES
                               LOT 13


1.   GENERAL TAXES NOT YET DUE AND OWING.
     TAX ACCOUNT NO.: 519550-0130-06

2.   DEED OF TRUST AND THE TERMS AND CONDITIONS THEREOF:

     GRANTOR:  PACIFIC CIRCUITS, INC., A WASHINGTON CORPORATION
     TRUSTEE:  FIRST AMERICAN TITLE INSURANCE COMPANY
     BENEFICIARY:   FIRST INTERSTATE BANK OF WASHINGTON, N.A., A NATIONAL
                    BANKING ASSOCIATION AND SEATTLE-FIRST NATIONAL BANK,
                    AS TRUSTEE UNDER RESOLUTION OF COMMUNITY ECONOMIC
                    REVITALIZATION BOARD ADOPTED ON JULY 19, 1990

     ORIGINAL AMOUNT:     SECURITY FOR THE PERFORMANCE OF VARIOUS AGREEMENTS
     DATED:    JULY 1, 1990
     RECORDED: AUGUST 9, 1990
     RECORDING NO.:  9008091014
     (INCLUDES OTHER PROPERTY)

3.   DEED OF TRUST AND THE TERMS AND CONDITIONS THEREOF:

     GRANTOR:  PACIFIC CIRCUITS, INC., A WASHINGTON CORPORATION
     TRUSTEE:  FIRST AMERICAN TITLE INSURANCE COMPANY
     BENEFICIARY:   FIRST INTERSTATE BANK OF WASHINGTON, N.A., A NATIONAL
                    BANKING ASSOCIATION AND KEY BANK OF PUGET SOUND
                    SUCCESSOR-IN-INTEREST TO SEATTLE TRUST SAVINGS BANK, AS
                    TRUSTEE UNDER THAT CERTAIN INDENTURE OF TRUST DATED AS
                    DECEMBER 1, 1984 BETWEEN IT AND REDMOND PUBLIC CORPORATION
                    AS ISSUER RELATED TO THE REDMOND PUBLIC CORPORATION
                    FLOATING RATE DEMAND INDUSTRIAL DEVELOPMENT BONDS 1984
     ORIGINAL AMOUNT:   SECURITY FOR THE PERFORMANCE OF VARIOUS AGREEMENTS
     DATED:    JULY 1, 1990
     RECORDED: AUGUST 9, 1990
     RECORDING NO.: 9008091015
     (INCLUDES OTHER PROPERTY)

4.   FINANCING STATEMENT

     DEBTOR:   PACIFIC CIRCUITS, INC.
     CREDITOR: FIRST INTERSTATE BANK OF WASHINGTON, N.A.
     RECORDING NO.: 9008090575

5.   FINANCING STATEMENT

     DEBTOR:   PACIFIC CIRCUITS, INC.
     CREDITOR: SEATTLE FIRST NATIONAL BANK, AS TRUSTEE
     RECORDING NO.: 9008090578






6. TERMS, COVENANTS, CONDITIONS AND RESTRICTIONS AS CONTAINED IN SHORT PLAT NO. SS-79-24

     RECORDED: FEBRUARY 21, 1980
     RECORDING NO.: 8002210449
     REFERENCE IS MADE TO SAID DOCUMENT FOR FULL PARTICULARS.

7.   AGREEMENT AND THE TERMS AND CONDITIONS THEREOF

     BETWEEN:  ROBERT R. WELCOME
     AND: CITY OF REDMOND
     DATED:    JUNE 10, 1980
     RECORDED: JUNE 19, 1980
     PURPOSE:  ROAD MAINTENANCE


8. COVENANTS, CONDITIONS, RESTRICTIONS AND/OR EASEMENTS, BUT OMITTING RESTRICTIONS IF ANY, BASED ON RACE, COLOR, CREED OR NATIONAL ORIGIN:

     RECORDED: JUNE 11, 1981
     RECORDING NO.: 8106110546
     A COPY OF WHICH IS HERETO ATTACHED.

9.   EASEMENT AND CONDITIONS CONTAINED THEREIN:

     RECORDED: SEPTEMBER 24, 1984
     RECORDING NO.: 8409240261
     IN FAVOR OF:   PUGET SOUND POWER AND LIGHT COMPANY
     FOR: TO CONSTRUCT, OPERATE, MAINTAIN, REPAIR, REPLACE AND ENLARGE AN
          UNDERGROUND ELECTRIC TRANSMISSION AND/OR DISTRIBUTION SYSTEM
     AFFECTS:  THE SOUTH 10 FEET

10.  EASEMENT AND CONDITIONS CONTAINED THEREIN:

     RECORDED: OCTOBER 23, 1984
     RECORDING NO.: 8410230538
     IN FAVOR OF:   CITY OF REDMOND
     FOR: WATER MAINS, PIPELINES AND ALL NECESSARY CONNECTION AND
          APPURTENANCES TOGETHER WITH THE RIGHT OF INGRESS AND EGRESS TO, FROM AND ACROSS SAID PROPERTY
     AFFECTS:  AN EASEMENT COMMENCING AT A POINT WHICH IS ON THE WEST
               PROPERTY LINE OF SAID LOT 13, AND 80 FEET SOUTH OF THE NORTHWEST CORNER OF SAID LOT 13; THENCE NORTHEASTERLY TO A POINT WHICH IS 11 FEET WEST OF THE EAST PROPERTY LINE AND 72 FEET SOUTH OF THE NORTH PROPERTY LINE OF SAID LOT 13.

               AN EASEMENT COMMENCING AT A POINT WHICH IS ON THE WEST PROPERTY LINE OF SAID LOT 13, AND WHICH IS 10 FEET NORTH
               OF THE SOUTHWEST CORNER OF SAID LOT 13; THENCE EASTERLY PARALLEL TO THE SOUTH PROPERTY LINE OF SAID LOT 13 A DISTANCE OF 142 FEET.

               AN EASEMENT COMMENCING AT A POINT WHICH IS 10 FEET NORTH
               OF AND 7 FEET EAST OF THE SOUTHWEST CORNER OF SAID LOT 13; THENCE NORTH PARALLEL TO THE WEST PROPERTY LINE OF SAID LOT 13, A DISTANCE OF 20 FEET.

11. DEDICATION AND/OR NOTES CONTAINED ON THE FACE OF THE PLAT SUBSTANTIALLY AS FOLLOWS:

     THE RIGHT TO CONTINUE TO DRAIN SAID ROADS AND WAYS OVER AND ACROSS ANY LOT OR LOTS, WHERE WATER MIGHT TAKE A NATURAL COURSE, IN THE ORIGINAL REASONABLE GRADING OF THE ROADS AND WAYS SHOWN HEREON. FOLLOWING THE ORIGINAL REASONABLE GRADING OF THE ROADS AND WAYS SHOWN HEREON, NO DRAINAGE WATERS ON ANY LOT OR LOTS SHALL BE DIVERTED OR BLOCKED FROM THEIR NATURAL COURSE SO AS TO DISCHARGE UPON ANY PUBLIC RIGHTS OR WAY OR TO HAMPER PROPER DRAINAGE. ANY ENCLOSING OF DRAINAGE WATERS IN CULVERTS OR DRAINS OR REROUTING THEREOF ACROSS ANY LOT, AS MAY BE UNDERTAKEN BY OR FOR THE OWNER OF ANY LOT, SHALL BE DONE BY AND AT THE EXPENSE OF SUCH OWNER.

12.  EASEMENT PROVISIONS CONTAINED ON THE FACE OF THE PLAT, AS FOLLOWS:

     ALL LOTS ARE SUBJECT TO AN EASEMENT FOR UTILITIES AND DRAINAGE FACILITIES OVER, UNDER AND ACROSS A STRIP OF LAND 7 FEET WIDE ALONG ALL FRONT AND REAR LOT LINES.

13.  RESTRICTIONS CONTAINED ON THE FACE OF THE PLAT AS FOLLOWS:

     NO LOT OR PORTION OF A LOT IN THIS PLAT SHALL BE DIVIDED AND SOLD OR RESOLD, OR OWNERSHIP CHANGED OR TRANSFERRED WHEREBY THE OWNERSHIP OF ANY PORTION OF THIS PLAT SHALL BE LESS THAN THE AREA REQUIRED FOR THE USE DISTRICT IN WHICH IT IS LOCATED.

     NO FURTHER SUBDIVISION OF ANY LOT SHALL BE PERMITTED WITHOUT
     RESUBMITTING FOR FORMAL PLAT PROCEDURE.

     NO LINES OR WIRES FOR THE TRANSMISSION OF ELECTRIC CURRENT OR FOR TELEPHONE USE, CATV, FIRE OR POLICE SIGNALS, OR FOR OTHER PURPOSES SHALL BE PLACED OR PERMITTED TO BE PLACED UPON ANY LOT OUTSIDE THE BUILDINGS THEREON UNLESS THE SAME SHALL BE UNDERGROUND OR IN CONDUIT ATTACHED TO THE BUILDING.

14.  EASEMENT PROVISIONS CONTAINED ON THE FACE OF THE PLAT, AS FOLLOWS:

     AN EASEMENT IS HEREBY RESERVED FOR AND GRANTED TO CABLE T.V., PUGET SOUND POWER AND LIGHT COMPANY, GENERAL TELEPHONE COMPANY OF THE NORTHWEST, INC., WASHINGTON NATURAL GAS AND THE CITY OF REDMOND (SEWER AND WATER) AND THEIR RESPECTIVE SUCCESSORS AND ASSIGNS, UNDER AND UPON THE EXTERIOR 7 FEET, PARALLEL WITH AND ADJOINING THE STREET FRONTAGE OF ALL LOTS IN WHICH TO INSTALL, LAY, CONSTRUCT, RENEW, OPERATE AND MAINTAIN UNDERGROUND CONDUITS, CABLE AND WIRES WITH NECESSARY FACILITIES AND OTHER EQUIPMENT FOR THE PURPOSE OF SERVICE TO THIS SUBDIVISION AND OTHER PROPERTY WITH ELECTRIC AND TELEPHONE SERVICE, TOGETHER WITH THE RIGHT TO ENTER UPON THE LOTS AT ALL TIMES FOR THE PURPOSES STATED.

15.  EASEMENT AS DELINEATED AND/OR DEDICATED ON THE FACE OF THE PLAT:

     PURPOSE:  DRAINAGE AND UTILITY
     AFFECTS:  THE INTERIOR 10 FEET FRONTING STREET

16. RIGHT OF THE PUBLIC TO MAKE NECESSARY SLOPES FOR CUTS OR FILLS UPON SAID PREMISES IN THE ORIGINAL REASONABLE GRADING OF STREETS, AVENUES, ALLEYS AND ROADS, AS DEDICATED IN THE PLAT.

17.  EASEMENT AND CONDITIONS CONTAINED THEREIN:

     RECORDED: DECEMBER 17, 1990
     RECORDING NO.: 9012171080
     IN FAVOR OF:   PUGET SOUND POWER AND LIGHT COMPANY
     FOR: UNDERGROUND ELECTRIC SYSTEM
     AFFECTS: A RIGHT OF WAY 10 FEET IN WIDTH HAVING 5 FEET OF SUCH WIDTH ON EACH SIDE OF A CENTERLINE DESCRIBED AS FOLLOWS:

               THE CENTERLINE OF GRANTEE'S FACILITIES AS CONSTRUCTED OR TO BE CONSTRUCTED, EXTENDED, RELOCATED, LYING WITHIN THE NORTH 20 FEET OF THE SOUTH 30 FEET OF THE PROPERTY HEREIN DESCRIBED

After recording return to:
Lawyers Title Company
616 Second Avenue
Seattle, WA 98104

1023 MH




                           STATUTORY WARRANTY DEED


The Grantor, Johnson Controls Inc., for and in consideration of Four Hundred Forty-Six Thousand Dollars ($446,000) conveys and warrants to Pacific Circuits, Inc., a Washington Corporation, the following real estate, situated in the County of King, State of Washington:

     Lots 11 and 12, Marymoor Business Campus, according to the plat thereof recorded in Volume 117 of Plats, Page 25, records of King County, Washington, situated in the County of King, State of Washington,

SUBJECT TO matters disclosed by survey recorded January 11, 1980 under recording number 8001119006; and

SUBJECT TO the right of the City of Redmond, a municipal corporation, to make cuts or fills as granted by document recorded February 21, 1980 under recording number 8002210449; and

SUBJECT TO covenants, conditions, restrictions, rights, and easements as contained, dedicated, delineated, noted, or referenced in short plat number SS-79-24 recorded February 21, 1980 under recording number 8002210449; and

SUBJECT TO rights reserved in Federal Patents or State Deeds, building or use restrictions general to the district, and building or zoning regulations or provisions; and

SUBJECT TO easements, restrictions, and reservations of record; and

SUBJECT TO all exceptions listed or referenced in Lawyer's Title Company of Washington, Inc. preliminary commitment for title insurance No. K-20149; and

SUBJECT TO covenant to bear share of cost of construction and repair of road by document recorded June 19, 1980 under recording number 8006190362; and

SUBJECT TO covenants and/or easements by document recorded June 11, 1981 under recording number 8106110546.

Dated as of this 28th day of September, 1984.

                                       JOHNSON CONTROLS INC.




                                       By /s/ Wm. L. Rootham
                                          ---------------------------------
                                          Its Vice President




                                       And By /s/ K.J. Kammeraad
                                              -----------------------------
                                          Its Secretary

State of   WISCONSIN   )
          -------------
                       ) ss.
County of  MILWAUKEE   )
          -------------

On this __ day of September, 1984 before me, the undersigned, a NOTARY PUBLIC IN AND FOR THE STATE OF WISCONSIN, duly commissioned and sworn, personally appeared Wm. L. Rootham and K. J. Kammeraad, to me known to be the Vice President and Secretary, respectively, of Johnson Controls Inc., the Corporation that executed the foregoing instrument and acknowledged the said instrument to be the free and voluntary act and deed of said corporation, for the uses and purposes therein mentioned, and on oath stated that they are authorized to execute and said instrument.

Witness my hand and official seal hereto affixed the 28th day of September, 1984.




                                       /s/ Debra A. Schwanda
                                       ----------------------------------------
                                       Notary Public in and for the
                                       State of Wisconsin,
                                       residing at 6959 W. Fond du Lac Ave.
                                                   Milwaukee, Wisconsin
                                        My Commission expires 8/28/89.